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                                                                    EXHIBIT 10.6
                                AMENDMENT NO. 2
                                    TO THE
                         REGISTRATION RIGHTS AGREEMENT

     Reference is made to (i) that certain Registration Rights Agreement (the "Agreement") entered into as of July 20, 2001, by and among MetaSolv, Inc., a Delaware corporation (the "Company"), each of the persons identified on Exhibit
                                                                        -------
A attached thereto (together with each assignee pursuant to Section 6(c)
-
thereof, collectively the "Shareholders") and Joseph Hatchuel, acting as the representative for each Shareholder thereunder (the "Shareholders' Representative") and (ii) that certain Amendment No. 1 to the Registration Rights Agreement (the "First Amendment") entered into as of August 3, 2001, by and between the Company and the Shareholders' Representative. This Amendment No. 2 to the Registration Rights Agreement (this "Amendment") is entered into as of August 10, 2001, by and between the Company and the Shareholders' Representative.

                                   RECITALS:
                                   --------


     A. The Company and the Shareholders' Representative, acting on behalf of each Shareholder, wish to enter into this Amendment to amend and restate in its entirety Section 2 of the Agreement as amended by the First Amendment.

     B. Pursuant to those certain Powers of Attorney executed by each Shareholder of various dates falling in June and July 2001, each Shareholder has authorized the Shareholders' Representative to execute, deliver and perform this Amendment on such Shareholder's behalf.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                  AGREEMENTS:
                                  ----------

     1. The parties hereto agree that Section 2 of the Agreement shall be amended and restated in its entirety to read as follows:

          "2.  Registration Statement.  On or before August 14, 2001, the
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     Company shall file a "shelf" registration statement on an appropriate form pursuant to Rule 415 under the Securities Act (the "Registration Statement") with respect to the sale of all of the Registrable Securities and any other shares of Common Stock or other securities of the Company that the Company, in its sole discretion, elects to include therein. The Company shall use all commercially reasonable efforts to have the Registration Statement declared effective by the Commission under the Securities Act concurrently with the delivery of any such shares of Common Stock and to keep the Registration Statement effective for a period of five years following the date thereof. The Company further agrees, if necessary, to supplement or make amendments to the Registration Statement, if required by the registration form used by the Company for the Registration

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     Statement, the instructions applicable to such registration form, the
     Securities Act or the rules and regulations thereunder."

     2. The parties hereto agree that, except as set forth above in paragraph 1, the Agreement shall remain unaffected and in full force and effect.

     3. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAW.

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                                        METASOLV, INC.



                                        By:
                                            ------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------





                                        SHAREHOLDERS' REPRESENTATIVE:



                                        ----------------------------------------
                                        Joseph Hatchuel

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